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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 18, 2000


                         MERCURY COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                0-23599                  04-2741391
(State or other jurisdiction of   (Commission file           (IRS employer
incorporation or organization)         number)            identification number)


                     199 RIVERNECK ROAD CHELMSFORD, MA 01824
                    (Address of principal executive offices)


                                  978-256-1300
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

This amendment is being filed to include the signature page which was inadvertently omitted from the original February 2, 2000 form 8-K filing.

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                         MERCURY COMPUTER SYSTEMS, INC.
                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                      MERCURY COMPUTER SYSTEMS, INC.



Date: February 2, 2000                By: /s/ G. MEAD WYMAN
                                          --------------------------------------
                                      G. Mead Wyman
                                      Senior Vice President, Chief Financial
                                        Officer and Treasurer
                                        (Principal Financial and Accounting
                                        Officer)


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                         MERCURY COMPUTER SYSTEMS, INC.
                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                 MERCURY COMPUTER SYSTEMS, INC.



Date: June 2, 2000               By: /s/ G. MEAD WYMAN
                                     -------------------------------------------
                                 G. Mead Wyman
                                 Senior Vice President, Chief Financial Officer
                                    and Treasurer
                                    (Principal Financial and Accounting Officer)



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